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                                                                    EXHIBIT 10.1

          Confidential materials omitted and filed separately with the
                       Securites and Exchange Commission.
                           Asterisks denote omissions.


                      AMENDMENT NO. 1 TO LICENSE AGREEMENT,
                        DATED AS OF FEBRUARY 21, 1990 AND
                        RESTATED AS OF SEPTEMBER 8, 1993,
                     BY AND BETWEEN THE WORCESTER FOUNDATION
                FOR BIOMEDICAL RESEARCH, INC. AND HYBRIDON, INC.

       This Agreement, dated as of November 26, 1996, is entered into by and between the Worcester Foundation for Biomedical Research, Inc. (formerly the Worcester Foundation for Experimental Biology, Inc.), having offices at 222 Maple Avenue, Shrewsbury, Massachusetts 01545, ("Foundation") and Hybridon, Inc., a Delaware Corporation having offices at One Innovation Drive, Worcester, Massachusetts 01605, ("Hybridon").

                                   WITNESSETH:

       WHEREAS, Foundation and Hybridon entered into a license agreement, dated as of February 21, 1990 and restated as of September 8, 1993 (the "License Agreement"); and

       WHEREAS, Foundation and Hybridon wish to amend the License Agreement on the terms set forth herein;

       NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties agree as follows:

       1. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the License Agreement.

       2. Section 1.7 of the License Agreement shall be amended to read in its entirety as follows:

       1.7. SUBLICENSE INCOME. The term "Sublicense Income" shall mean all consideration received from Sublicensees of Licensee pursuant to
              Section 2.2(c), excluding (a) payments made by a Sublicensee in consideration for the issuance of equity or debt securities of Licensee, (b) payments made by a Sublicensee to support or fund research activities to be undertaken by Licensee, (c) up-front payments made in consideration or recognition of prior research and development efforts undertaken by Licensee, (d) payments made upon the achievement by Licensee or Sublicensee of specified milestones or benchmarks relating to the



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               Confidential materials omitted and filed separately
                   with the Securities and Exchange Commission.
                           Asterisks denote omissions.


              development of the Licensed Products sublicensed to Sublicensee, except to the extent that such payments are in consideration for the grant or exercise of a sublicense under the Patent Rights, and
              (e) payments made by a Sublicensee for the manufacture and supply of Licensed Products to such Sublicensee. If non-monetary consideration is so received, then a commercially reasonable monetary value will be assigned for purposes of calculating Foundation's share of Sublicense Income.

       3. Section 5.2 of the License Agreement shall be amended to read in its entirety as follows:

       5.2.   Royalties.
              ---------

              (a) Except as provided in Section 5.2(b) below, on all sales of Licensed Products covered by any pending or Valid Claim of Patent Rights in any country where the Licensed Product is made, used or sold by Licensee or its Affiliates, Licensee shall pay Foundation royalties in accordance with the following schedule, such undertaking and schedule having been agreed to for the purpose of reflecting and advancing the mutual convenience of the parties:

                     (*)    ***** *********** *** ************ ******** *** **
                            *** **** ****;

                     (*)    ***** ********** ********* ** ** *** ***** *****;

                     (*)    ********** *********** *** ************ *********
                            ** ** *** ***** *****;

                     (*)    ********** ********** ********* ** ** *** *****
                            *****;

                     (*)    ************ ********* ** ** *** ***** ****** ***

                     (*)    ******** ******** *** *** ********** **** ** ***
                            ***** *****.


              For purposes of this Section 5.2, a "Valid Claim" shall mean a claim of an unexpired patent which shall not have been withdrawn, cancelled, or disclaimed, nor held invalid by a court of competent jurisdiction in any



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
               Confidential materials omitted and filed separately
                   with the Securities and Exchange Commission.
                           Asterisks denote omissions.


              unappealed or unappealable decision in the country where the Licensed Product is made, used or sold by Licensee or its Affiliates.

              (b)    Foundation shall *** ** ******** ** * ******* ** ***
              ******** **** ** ******** ** ** ********** for the ********** ***
              ****** ** ******** ******** ** **** *********** *** **********
              ***** ** **** ******** ******** if, and only if, *** *********
              received by ******** **** **** *********** ** *** **** of such
              ******** ******** ** **** *********** **** ********** ** ***
              ************ ** ***** ******* *****  ******* ***** **********
              ********** ******* *** at rates equal to or greater than those set forth in Section 5.2(a) (subject to any reduction pursuant to
              Section 5.8). **** ******* ** ******** ******* ************* **
              ******** *** * *********** **** *** *** *** ********** **** ***
              with respect to which Foundation shall ** ******** ** * ******** pursuant to the first sentence of this Section 5.2(b), or **** ***
              *** ** ** ******** ** ******* ********* ***** *** *** ** ** ****
              *** ********* *********** ** ******** ********* ********** *****
              ** ******** ** * ******* ** *** ***** ** **** ******** ******** **
              **** *********** ** the applicable royalty rates set forth in
              Section 5.2(a) (subject to any reduction pursuant to Section 5.8)***** ********** ******* ****** *** **** ** **** ***********
              *** ****** ** ********* ******** *** *** ******* ** *** ********
              ***** ******* ** *********** PROVIDED, HOWEVER, **** *** ********
              ***** *** ********** ******* ** ****** the agreement of such
              *********** ** ********* ******** *** *** ******* ** *** ********
              ***** ******** *** *** ** *** ***** **** ******** ***** ** ******
              such agreement **** **** ************ **** ******** ***** *** **
              ********** *** ******* ******** ** ******** *** ***** ***********
              *** *** *********** *** ****** ** ******** ******** ** ****
              *********** **** *** ** ****** ** ********** ***** ********* *****
              ** ************* *** ********* **** ******** ********* ** ** **
              ********* ****** **** ** ***** ** *** ******* ***** *******.

       4. In all other respects the License Agreement shall remain in full force and effect.



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       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names by their properly and duly authorized officers or representatives as of the date first written above.


WORCESTER FOUNDATION FOR                   HYBRIDON, INC.
BIOMEDICAL RESEARCH, INC.

By: /s/ Thoru Pederson                     By: /s/ E. Andrews Grinstead III
    ----------------------------               --------------------------------
    Name: Thoru Pederson                       Name: E. Andrews Grinstead III
    Title: President & Director                Title: Chairman, President & CEO
    Date: 11/26/96                             Date: 11-13-96







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